SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2007

PETALS DECORATIVE ACCENTS, INC.

Delaware	0-24641	84-1016435
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Executive Pavilion, 90 Grove street, Ridgefield, CT	06877
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(203) 431 3300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are filing this 8-K/A to amend the current report on Form 8-K that was filed on February 9, 2007, in order to file a copy of the Most & Company LLP’s letter to the SEC, attached to this current report as exhibit 16.1.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTS

1.    Previous Independent Registered Public Accounting Firm.

A.  On February 7, 2007, Petals Decorative Accents, Inc (“Registrant’) dismissed its independent registered public accounting firm, Most & Company, LLP (“Mostco”), as the accountant responsible for the registrants is no longer associated with Mostco.

B.  The reports of Mostco on the financial statements of the Registrant as of June 30,2006 and for the ten months then ended and as of October 31, 2005 and for the year then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

C.  The decision to change independent registered public accounting firms was approved by the members of the Board of Directors of the Registrant.

D.  During the Registrant’s two most recent fiscal years and the subsequent interim periods through February 7, 2007, there were no disagreements with Mostco on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mostco, would have caused it to make reference thereto in its reports on the financial statements for such years.

E.  The Registrant provided Mostco with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of such letter will filed as Exhibit 16.1 in an amendment to this Current Report on Form 8-K/A.

2.    New Independent Registered Public Accounting Firm.

The Registrant has engaged Li & Company, PC as its new independent certified public accounting firm to audit the Registrant’s financial statements effective February 7, 2007. Prior to such engagement, the Registrant did not consult such firm on any of the matters referenced in Regulation S-B Item 304(a)(2).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired: None
(b) Pro-Forma Financial Statements: None
(c) Exhibits: None

Exhibit No.	Description
16.1	Letter of Most & Company, LLP dated March 5, 2007 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETALS DECORATIVE ACCENTS, INC. (Registrant)

Date: March 7, 2007	By:	/s/ Christopher Topping
Christopher Topping
Chief Executive Officer